UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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American Superconductor Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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Your Vote Counts! AMERICAN SUPERCONDUCTOR CORPORATION 2021 Annual Meeting Vote by July 29, 2021 11:59 PM ET. For shares held in a Plan, vote by July 27, 2021 11:59 PM ET. AMERICAN SUPERCONDUCTOR CORPORATION 114 EAST MAIN STREET AYER, MA 01432 D54906-P58527You invested in AMERICAN SUPERCONDUCTOR CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 30, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 16, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and July 30, 2021 10:30 AM EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/AMSC2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Vikram S. Budhraja 04) Daniel P. McGahn For 02) Arthur H. House 05) David R. Oliver, Jr. 03) Barbara G. Littlefield 2. To ratify the appointment by the Audit Committee of the Board of Directors of RSM US LLP as AMSC’s independent registered public accounting firm for the current fiscal year.NOTE: To transact such other business as may properly come before the annual meeting or any continuation, postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D54907-P58527